                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): March 20, 2002


                               OmniSky Corporation
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             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


            000-31471                                    77-0516363
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     (Commission File Number)               (IRS Employer Identification Number)



                   One Market Street, Steuart Tower, Suite 600
                         San Francisco, California 94105
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                    (Address of Principal Executive Offices)


                                 (415) 764-2200
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              (Registrant's Telephone Number, Including Area Code)

ITEM 5. OTHER EVENTS

         On March 20, 2002, OmniSky Corporation, OmniSky International, LLC, Norway Acquisition Corporation and NomadIQ, Inc., debtors-in-possession, in chapter 11 case nos. 01-33125-SFM-11 (Lead Case), 01-33126-SMF-11,
01-33127-SFM-11 and 01-33128-SFM-11 (Jointly Administered), filed a monthly operating report for the month of February 2002 with the United States Bankruptcy Court for the Northern District of California in San Francisco, California, a copy of which is filed herewith as Exhibit 99.1 to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

    (c) Exhibits.

    Exhibit
    Number                                  Description

    99.1 Chapter 11 Monthly Operating Report for February 2002 filed on March 20, 2002 by OmniSky Corporation, OmniSky International, LLC, Norway Acquisition Corporation and NomadIQ, Inc., debtors-in-possession, in chapter 11 case nos. 01-33125-SFM-11 (Lead Case), 01-33126-SMF-11,
                      01-33127-SFM-11 and 01-33128-SFM-11 (Jointly
                      Administered), with the United States Bankruptcy Court for the Northern District of California in San Francisco, California.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: March 21, 2002                OMNISKY CORPORATION


                            By: /s/ Michael Malesardi
                                ------------------------------------------------

                             Name: Michael Malesardi
                                  ----------------------------------------------

                             Title: Chief Financial Officer and Co-Chief
                                    Restructuring Officer
                                   ---------------------------------------------

                                 EXHIBIT INDEX

      EXHIBIT
      NUMBER          DESCRIPTION
      -------         -----------
      99.1            Chapter 11 Monthly Operating Report for February 2002
                      filed on March 20, 2002 by OmniSky Corporation, OmniSky
                      International, LLC, Norway Acquisition Corporation and
                      NomadIQ, Inc., debtors-in-possession, in chapter 11 case
                      nos. 01-33125-SFM-11 (Lead Case), 01-33126-SMF-11,
                      01-33127-SFM-11 and 01-33128-SFM-11 (Jointly
                      Administered), with the United States Bankruptcy Court for the Northern District of California in San Francisco,
                      California.